SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2012

NETWORK ENGINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30863	04-3064173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Dan Road,

Canton, MA 02021

(Address of principal executive offices, including zip code)

(781) 332-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act

☒               Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry Into a Material Definitive Agreement.

On June 18, 2012, Network Engines, Inc., a Delaware corporation (“Network Engines”), Unicom Systems, Inc., a California corporation (“Unicom”), and Unicom Sub Two, Inc., a Delaware corporation and wholly-owned subsidiary of Unicom (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Unicom will acquire all of the outstanding shares of Network Engines for $1.45 per share in cash, without interest, and pursuant to which Merger Sub will be merged with and into Network Engines with Network Engines continuing as the surviving corporation and a wholly owned subsidiary of Unicom (the “Merger”).

On the terms and subject to the conditions set forth in the Merger Agreement, which has been unanimously approved by the Board of Directors of Network Engines, at the effective time of the Merger (the “Effective Time”), and as a result thereof, each share of common stock, par value $0.01 per share, of Network Engines (“Network Engines Common Stock”) that is issued and outstanding immediately prior to the Effective Time (other than Network Engines Common Stock held in the treasury of Network Engines or owned directly or indirectly by Unicom or any subsidiary of Network Engines, which will be canceled without payment of any consideration, and Network Engines Common Stock for which dissenters’ rights have been validly exercised and not withdrawn) will be converted at the Effective Time into the right to receive $1.45 in cash, without interest (the “Merger Consideration”), subject to adjustment under certain conditions as described in the Merger Agreement.  Each option to purchase Network Engines Common Stock that is outstanding as of the Effective Time will become fully vested and will be canceled in exchange for the right to receive in cash the amount by which the Merger Consideration exceeds the exercise price, multiplied by the number of shares of Network Engines Common Stock subject to such option.

Unicom and Network Engines have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants that: (i) Network Engines will conduct its business in the ordinary course consistent with past practice during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) Network Engines will not engage in certain kinds of transactions during such period without the consent of Unicom, (iii) Network Engines will cause a meeting of the Network Engines stockholders to be held to consider approval of the Merger Agreement, and (iv) subject to certain customary exceptions, the Board of Directors of Network Engines will recommend approval by its stockholders of the Merger Agreement.

The Merger Agreement provides that Network Engines is permitted to solicit alternative acquisition proposals from third parties through July 18, 2012 (the “Go-Shop Period”).  Following the Go-Shop Period, Network Engines has made a covenant not to: (a) solicit proposals relating to alternative business combination transactions or (b) subject to certain exceptions designed to allow the Board of Directors to fulfill its fiduciary duties to stockholders of Network Engines, enter into discussions concerning or provide confidential information in connection with any proposals for alternative business combination transactions.

Consummation of the Merger is subject to customary conditions, including (i) approval of the holders of a majority of the outstanding shares of Network Engines Common Stock (the “Stockholder Approval”), (ii) the absence of any law or order prohibiting the consummation of the Merger and (iii) the absence of a material adverse effect with respect to Network Engines.

Following the Go-Shop Period, the Merger Agreement prohibits Network Engines from knowingly initiating, soliciting or encouraging or facilitating the submission of any Acquisition Proposal (as defined in the Merger Agreement); provided, however, that at any time prior to the receipt of the Stockholder Approval, Network Engines may, subject to the terms and conditions set forth in the Merger Agreement, furnish information to, and engage in discussions and negotiations with, a third party that makes an unsolicited Acquisition Proposal that the Board of Directors of Network Engines (the “Network Engines Board”) determines constitutes or may reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement).  In the event that the Network Engines Board determines that an Acquisition Proposal constitutes a Superior Proposal, Network Engines may either (i) terminate the Merger Agreement to enter into a definitive agreement with respect to such Superior Proposal and pay a termination fee of either $1,250,000 if such Superior Proposal was a proposal received by Network Engines during the Go-Shop Period or $2,500,000 if such Superior Proposal was a proposal received by Network Engines at any time following the Go-Shop Period (in either case, the “Termination Fee”), or (ii) effect a Change of Company Board Recommendation (as defined in the Merger Agreement).

The Merger Agreement contains certain termination rights for both Unicom and Network Engines, and further provides that, upon termination of the Merger Agreement in certain circumstances, including if the Merger Agreement is terminated by Unicom in the event the Network Engines Board effects a Change of Company Board Recommendation, Network Engines would be required to pay Unicom the Termination Fee.  Upon termination of the Merger Agreement by Network Engines in the event Unicom fails to have the funds necessary to consummate the Merger on the terms contemplated by the Merger Agreement, Unicom would be required to pay to Network Engines a termination fee of $1,750,000.

In connection with the parties’ entry into the Merger Agreement, the directors and executive officers of Network Engines and a group of affiliated holders who collectively own greater than 10% of the issued and outstanding shares of Network Engines Common Stock (the “Voting Parties”), have entered into separate voting agreements (the “Voting Agreements”) with Unicom covering a total of 6,341,294 shares of Network Engines Common Stock legally or beneficially owned by the Voting Parties (the “Voting Party Shares”), which represent approximately 14.9% of Network Engines’ outstanding shares.  Under the Voting Agreements, each Voting Party has agreed to vote his or her Voting Party Shares in favor of the Merger and against any Acquisition Proposal (as defined in the Merger Agreement) and certain other actions, proposals, transactions or agreements that could reasonably be expected to, among other things, result in a breach of any covenant representation or warranty of Network Engines under the Merger Agreement or such Voting Party under the Voting Agreement or impede, interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the Merger.  Each Voting Party has appointed Unicom and any designee of Unicom as its proxies and attorneys-in-fact to vote or act by written consent during the term of such Voting Agreement with respect to such Voting Party’s Voting Party Shares in accordance with the Voting Agreement.  In addition, each Voting Party has further agreed to certain restrictions on the disposition of such Voting Party’s Voting Party Shares, subject to the terms and conditions set forth in the Voting Agreements.  The Voting Agreements provide that they will terminate upon the earlier of the effective time of (i) the Merger and (ii) any termination of the Merger Agreement in accordance with its terms.  Each Voting Agreement may also be terminated by the Voting Party that is a party thereto in the event certain provisions of the Merger Agreement are amended without such Voting Party’s prior written consent.

The foregoing descriptions of the Merger, the Merger Agreement and the Voting Agreements do not purport to be complete and are subject to, and qualified in their entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference, and the full text of the Form of Voting Agreement, which is attached hereto as Exhibit 2.2 and incorporated herein by reference.

The Merger Agreement governs the contractual rights between the parties in relation to the Merger.  The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Network Engines in Network Engines’ public reports filed with the Securities and Exchange Commission.  In particular, the Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Network Engines.  The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts.  The representations and warranties may also be subject to contractual standards of materiality different from those generally applicable under the securities laws.

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2012, Network Engines entered into separate agreements with each of Gregory A. Shortell, its Chief Executive Officer and President, and Douglas G. Bryant, its Chief Financial Officer, Treasurer and Secretary, regarding potential transaction bonuses payable by Network Engines to each of Mr. Shortell and Mr. Bryant (the “Transaction Bonus Agreements”).  A copy of each of the Transaction Bonus Agreements is attached hereto as Exhibits 10.1 and 10.2, respectively.

The Transaction Bonus Agreement with Mr. Shortell provides that, in order to incentivize Mr. Shortell to work towards the successful consummation of the transaction described in Item 1.01 above, subject to conditions set forth in the Transaction Bonus Agreement with Mr. Shortell, Network Engines shall pay Mr. Shortell a bonus in a lump sum cash payment equal to $950,000, which shall be paid with Network Engines’ first payroll on or following the consummation of the transaction.

The Transaction Bonus Agreement with Mr. Bryant provides that, in order to incentivize Mr. Bryant to work towards the successful consummation of the transaction described in Item 1.01 above, subject to conditions set forth in the Transaction Bonus Agreement with Mr. Bryant, Network Engines shall pay Mr. Bryant a bonus in a lump sum cash payment equal to $475,000, which shall be paid with Network Engines’ first payroll on or following the consummation of the transaction.

The foregoing descriptions of the Transaction Bonus Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are incorporated herein by reference to Exhibits 10.1 and 10.2.

Item 8.01	Other Events.

On June 19, 2012, Network Engines issued a press release announcing the transaction described in Item 1.01 above.  A copy of the press release is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of June 18, 2012, by and among Unicom Systems, Inc., Unicom Sub Two, Inc., and Network Engines, Inc.*

2.2	Form of Voting Agreement, dated as of June 18, 2012, by and between Unicom Systems, Inc. and each of the directors, executive officers and a certain stockholder of Network Engines, Inc.

10.1	Transaction Bonus Agreement, dated as of June 18, 2012, by and between Network Engines, Inc. and Greg A. Shortell.

10.2	Transaction Bonus Agreement, dated as of June 18, 2012, by and between Network Engines, Inc. and Douglas G. Bryant.

99.1	Press Release of Network Engines, Inc., dated as of June 19, 2012, announcing entry into the Merger Agreement.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Network Engines agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

Forward Looking Statements

Information set forth in this Current Report on Form 8—K contains forward-looking statements that involve numerous risks and uncertainties.  The statements contained in this communication that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act including, without limitation, statements regarding the expected benefits and closing of the proposed Merger and management’s expectations, beliefs and intentions.  All forward-looking statements included in this communication are based on information available to Network Engines on the date hereof.  In some cases, you can identify forward-looking statements by terminology such as “may,” “can,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential,” “targets,” “goals,” “projects,” “outlook,” “continue,” “preliminary,” “guidance,” or variations of such words, similar expressions, or the negative of these terms or other comparable terminology.  No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on Network Engines’ results of operations or financial condition.  Accordingly, actual results may differ materially and adversely from those expressed in any forward-looking statements.  Undue reliance should not be placed on any forward-looking statements, which speak only as of the date made.  Neither Network Engines nor any other person can assume responsibility for the accuracy and completeness of forward looking statements.  There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond Network Engines’ control.  These factors include (without limitation): failure to satisfy any condition to closing of the Merger and that, in such case, Network Engines’ business will have been adversely affected during the pendency of the Merger; failure to consummate or delay in consummating the transaction for other reasons; changes in laws or regulations; and changes in general economic conditions.  Network Engines undertakes no obligation (and expressly disclaims any such obligation) to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.  For additional information please refer to Network Engines’ most recent Form 10—K, 10—Q and 8—K reports filed with the SEC.

Additional Information about the Proposed Transaction and Where You Can Find It

Network Engines will file with the Securities and Exchange Commission (the “SEC”) preliminary and definitive proxy statements and other relevant materials in connection with the proposed acquisition of Network Engines by Unicom.  The definitive proxy statement will be mailed to Network Engines shareholders.  Before making any voting or investment decisions with respect to the transaction, investors and security holders of Network Engines are urged to read the proxy statement and the other relevant materials when they become available because they will contain important information about the transaction and Network Engines.  Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.  In addition, investors and security holders may obtain free copies of the documents filed with the SEC by accessing Network Engines’ website at www.micronetics.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link or by writing to Network Engines at 25 Dan Road, Canton, MA 02021.

Information Regarding Participants

Network Engines, Unicom and their respective directors, executive officers and certain other members of management and employees may solicit proxies from Network Engines stockholders in favor of the Merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the Network Engines stockholders in connection with the proposed Merger will be set forth in the proxy statement when it is filed with the SEC.  You can find information about Network Engines’ executive officers and directors in its definitive proxy statement filed with the SEC on January 27, 2012. You can obtain a free copy of this document at the SEC’s website at www.sec.gov or by accessing the Network Engines website at www.nei.com and clicking on the “Investor Relations” link and then clicking on the “SEC Filings” link.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK ENGINES, INC.

(Registrant)

By:
/s/ Douglas G. Bryant
Douglas G. Bryant

Chief Financial Officer, Treasurer and Secretary

Date: June 19, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of June 18, 2012, by and among Unicom Systems, Inc., Unicom Sub Two, Inc., and Network Engines, Inc.*

2.2	Form of Voting Agreement, dated as of June 18, 2012, by and between Unicom Systems, Inc. and each of the directors, executive officers and a certain stockholder of Network Engines, Inc.

10.1	Transaction Bonus Agreement, dated as of June 18, 2012, by and between Network Engines, Inc. and Greg A. Shortell.

10.2	Transaction Bonus Agreement, dated as of June 18, 2012, by and between Network Engines, Inc. and Douglas G. Bryant.

99.1	Press Release of Network Engines, Inc., dated as of June 19, 2012, announcing entry into the Merger Agreement.

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  Network Engines agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.